Exhibit 99.2
ONCOTHYREON ANNOUNCES PUBLIC COMMON STOCK OFFERING
Seattle, Washington — September 2, 2008 — Oncothyreon Inc. (Nasdaq: ONTY) (TSX: ONY), a biotechnology company specializing in the development of innovative therapeutic products for the treatment of cancer, announced today that it intends to offer 5,100,000 shares of its common stock in a fully-underwritten, public offering. Oncothyreon expects to begin marketing the offering in the second week of September. The closing price of Oncothyreon’s common stock on The NASDAQ Global Market on August 29, 2008 was $2.34. The per share offering price to the public will be determined based on market conditions. Oncothyreon intends to use the net proceeds from this offering for general corporate purposes, including research and product development, such as funding pre-clinical studies and clinical trials and otherwise moving product candidates towards commercialization. Boenning & Scattergood, Inc. will act as the book-running manager for the transaction.
A registration statement relating to these securities (File No. 333-149837) has been declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor, shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer of these securities will be solely by means of a prospectus included in the registration statement and any prospectus supplement that may be issued with respect to such offering. Copies of the preliminary prospectus supplement and accompanying prospectus can be obtained at the Securities and Exchange Commission’s website, www.sec.gov, or from Oncothyreon at its Seattle, Washington address below.
Copies of the preliminary prospectus supplement and the accompanying prospectus related to the offering can also be obtained from Boenning & Scattergood, Inc. at 4 Tower Bridge 200 Barr Harbor Drive, Suite 300 West Conshohocken, PA 19428; Tel: (610) 684-5427; Fax: (610) 832-0520; Attn: Joyce Englehart.
About Oncothyreon
Oncothyreon is a biotechnology company specializing in the development of innovative therapeutic products for the treatment of cancer.
Forward-Looking Statements
In order to provide our investors with an understanding of our current condition and future prospects, this release contains statements that are forward-looking. Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include statements related to the offering of securities by us. Forward-looking statements involve risks and uncertainties related to our business and the general economic environment, many beyond our control. These risks, uncertainties and other factors could cause our actual results to differ materially from those projected in forward-looking statements, including the risks associated with the availability and adequacy of financing our financial condition and results of operations, general economic factors, achievement of the results we anticipate from our clinical trials with our products and our ability to adequately obtain and protect our intellectual property rights. Although we believe that the forward-looking statements contained herein are reasonable, we can give no assurance that our expectations are correct. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. For a detailed description of our risks and uncertainties, you are encouraged to review the official corporate documents filed with the securities regulators in the United States on EDGAR and in Canada on SEDAR. Oncothyreon does not undertake any obligation to publicly update its forward-looking statements based on events or circumstances after the date hereof.
# # #
Investor and Media Relations Contact:
Julie Rathbun
Rathbun Communications
206-769-9219
ir@oncothyreon.com
ONCOTHYREON INC., 2601 Fourth Avenue, Suite 500, Seattle, WA 98121
Tel: (206) 801-2100 Fax: (206) 801-2101
ONCOTHYREON CANADA INC. 2011 — 94 St., Suite 200, Edmonton, AB, Canada T6N 1H1
Tel: (780) 450-3761 Fax: (780) 463-0871
http://www.oncothyreon.com